UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                         ______________

                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934

                         ______________

Date of Report (Date of earliest event reported):  March 4, 2005


                 Fulton Bancshares Corporation
                 ------------------------------
     (Exact name of registrant as specified in its charter)


Pennsylvania                  33-85626               25-1598464
(State or other           (Commission                (IRS Employer
jurisdiction of           File Number)               Identification
incorporation)                                       No.)
File Number)

100 Lincoln Way East, McConnellsburg, Pennsylvania          17233
--------------------------------------------------          ------
 (Address of principal executive offices)
(Zip Code)

                          (717) 485-3144
                       ------------------
       (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the
         Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the
         Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-
         2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-
         4(c) under the Exchange Act  (17 CFR 240.13e-4(c))


                  FULTON BANCSHARES CORPORATION
                   CURRENT REPORT ON FORM 8-K

ITEM. 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As  of  March  4, 2005, Mr. Clyde H. Bookheimer's  employment  as
President  and  Chief  Executive  Officer  of  Fulton  Bancshares
Corporation and The Fulton County National Bank and Trust Company was terminated.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number      Description

     99.1       Press Release dated March 7, 2005




























                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form
8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                 FULTON BANCSHARES CORPORATION.

Date: March 7, 2005           By:       /s/     David Cathell
                              -------------------------------
                                     David Cathell
                              Title: Chief Financial Officer

                          PRESS RELEASE

                  FULTON BANCSHARES CORPORATION

        THE FULTON COUNTY NATIONAL BANK AND TRUST COMPANY


March 7, 2005
McConnellsburg, Pennsylvania
Contact Person: Mr. David Cathell

     The Board of Directors announced that effective March 4, 2005, Mr. Bookheimer will no longer serve as President and Chief Executive Officer of Fulton Bancshares Corporation and The Fulton County National Bank and Trust Company. Mr. Bookheimer remains a member of the Board of Directors. As a director, Mr. Bookheimer will continue to provide the benefit of his years of banking experience. Mr. Bookheimer's termination as President and Chief Executive Officer is announced with the Board's appreciation for Mr. Bookheimer's more than 40 years of service to the Bank and the community.

     The Bank continues to move forward on its previously commenced Chief Executive Officer search process. On an interim basis, Mr. David Cathell, the Company's and the Bank's Chief
Financial Officer, will be the senior executive officer of the Corporation and the Bank.

     The Board of Directors and the Bank's staff remain committed to the Bank's customers, shareholders, personnel, and the community.

     Founded in 1887, The Fulton County National Bank and Trust Company has grown to be a $142 million asset community banking institution with seven offices: a main office in McConnellsburg, Pennsylvania, and six branch offices located in Fulton County (Hustontown, McConnellsburg, and Warfordsburg), Bedford County (Breezewood), Franklin County (St. Thomas), and Huntingdon County (Orbisonia).

     This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the Company's financial services and products may not occur, changing economic and competitive conditions, technological developments, and other risks and uncertainties, including those detailed in the company's filings with the Securities and Exchange Commission.